April 21, 2016
KEY FACTS – First Quarter 2016
Delivering for Shareholders

Total Shareholder Return	2014	2015	YTD 3/31/16
BNY Mellon	18.3%	3.3%	(10.2)%
11-Member Peer Group Median (a)	13.8%	(2.3)%	(10.3)%
S&P 500 Financials	15.2%	(1.6)%	(5.1)%
S&P 500 Index	13.7%	1.4%	1.4%

Strategic Priorities to Drive Growth
Driving Profitable Revenue Growth	• Leveraging our scale and expertise to create new sources of value • Delivering innovative strategic solutions with strong potential upside
Business Improvement Process	• Funding additional regulatory requirements as well as enhancements to technology and servicing platforms • Improving margins in our businesses • Lowering expenses in nearly every expense category
Being a Strong, Safe, Trusted Counterparty	• Strong liquidity and resilient capital positions • Excellent balance sheet credit quality
Generating Excess Capital and Deploying Capital Effectively
• Executing on capital plan and returning value to shareholders
o    More than $760MM returned in common share repurchases and dividends in 1Q16
o    More than $3.2 billion returned in common share repurchases and dividends LTM through 1Q16

Attracting and Retaining Top Talent	• Building robust leadership pipeline for the future • Improving talent, succession and development planning

Revenue Trends

•	Total revenue decreased 2%, or 1%, as adjusted (b)

•	Fee income trends impacted by challenging revenue environment

◦	Investment Services fees increased 1%

◦	Investment Management and performance fees decreased 6%, or 4% on a constant currency basis, as adjusted (b)

•	Combination of Investment Management and Investment Services positions us well for future revenue growth
Expense Control and Significant Positive Operating Leverage

•	Continued execution of our Business Improvement Process

◦	Expenses decreased 3%, on both a reported and adjusted basis (b)

•	Generated approximately 250 basis points of positive operating leverage[1], as adjusted (b)
AUC/A and AUM (c)

•	AUC/A of $29.1 trillion increased 2%

◦	$40 billion of estimated new business wins in 1Q16

•	AUM of $1.64 trillion decreased 5%

◦	$1 billion of net long-term AUM inflows in 1Q16
NOTE: Comparisons above are 1Q16 versus 1Q15 unless otherwise stated.

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Managing Technology as a Strategic Asset

•	Focusing on enhancing the client experience

•	Optimizing our infrastructure to create efficiencies and cost savings

•	Insourcing application development to retain talent and expertise

•	Converting clients to Strategic Platforms, retiring legacy systems

•	Shifting our technology investments from tactical to strategic

•	Digitizing BNY Mellon: BNY Mellon Extreme Platform (BXP); Digital Pulse

•	Extending technology solutions leadership: Eagle, Albridge, HedgeMark

•	Deploying NEXEN: Our next generation, intelligent and secure, open-architecture platform

◦	NEXEN Gateway, API Store, App Store
Business Improvement Process

Revenue initiatives	Expense Initiatives
o Expanded Wealth Management sales force, driving healthy new revenue opportunities backed by strong pipeline	o Optimizing our real estate: Reduced rentable square footage and built out Global Delivery Centers for further migrations
o Expanded scope of Client Pricing Strategy group to include reviewing balance sheet-related business practices and standardizing pricing across business units	o Implemented initiative to drive higher volume of corporate action instructions through electronic channels
o Strategic Platform Investments (Real Estate / Private Equity Administration, etc.)	o Relocated more than 225 positions to balance our workforce globally
o Extending private banking solutions to Pershing clients, driving record levels of loans and deposits	o Developed tools to reduce costs and improve the delivery of market data

•	Numerous ongoing initiatives focused on: Business Excellence; Continuous Process Improvement; Client Technology Solutions; Corporate Services; and Business Partner Activity Process
Resilient Capital Position and Returning Value to Shareholders

•	Resilient capital and strong liquidity positions

•	Estimated SLR on a fully phased-in (Non-GAAP) basis exceeded 5% (b)

•	Estimated common equity tier 1 ratio, fully phased-in (Non-GAAP) under the Advanced Approach of 9.8% (b)

•	Compliant with fully phased-in requirements of U.S. LCR[2]

•	2015 Capital Plan[3]: authorized to repurchase up to $3.1 billion in common stock and maintain strong dividend payout ratio

◦	Repurchased 16.2 million common shares for $577 million in 1Q16

•	Delivered adjusted return on tangible common equity of 21% in 1Q16 (b)
Three-Year Financial Goals4 — Operating Basis: 2015 through 2017

	Flat	Normalizing
Revenue Growth[5]	3.5 - 4.5%	6 - 8%
EPS Growth[5]	7 - 9%	12 - 15%
Return on Tangible Common Equity	17 - 19%	20 - 22%
Assumptions	• NIM: 95 - 100 bps • Operating margin: 28 - 30% • Environment: no deterioration in volatility, volume, short-term interest rates	• NIM: 125 - 150 bps • Operating margin: 30 - 32%
100% payout ratio Execution on expense and revenue initiatives Equity market, +5% p.a. Reasonable regulatory outcomes Deposits, money market balances and fee waivers recovery as modeled

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LTM = Last Twelve Months; AUC/A = Assets Under Custody/Administration; AUM = Assets Under Management; API = Application Programming Interface; SLR = Supplementary Leverage Ratio

(a)	For information about our 11-Member Peer Group, see page 49 of our Proxy Statement dated
March 11, 2016.

(b)
This fact sheet includes Non-GAAP measures. These measures are used by management to monitor financial performance and capital adequacy and BNY Mellon believes they are useful to investors in analyzing financial results and trends of ongoing operations because they permit a focus on period-to-period comparisons, which relate to the ability of BNY Mellon to enhance revenue and limit expenses in circumstances where such matters are within BNY Mellon's control.  For a reconciliation of these measures and further information, see “Supplemental information – Explanation of GAAP and Non-GAAP Financial Measures” in BNY Mellon’s Quarterly Earnings Release dated April 21, 2016, filed as an exhibit to the Current Report on Form 8-K to which this fact sheet is furnished as an exhibit.

(c)	Preliminary.
1 Pre-tax operating leverage is the rate of increase in total revenue less the rate of increase in total noninterest expense. The year-over-year pre-tax operating leverage (Non-GAAP) was 247 basis points, reflecting a decrease in total revenue, as adjusted (Non-GAAP), of 64 basis points; and a decrease in total noninterest expense excluding amortization of intangible assets, M&I, litigation and restructuring charges, as adjusted (Non-GAAP), of 311 basis points.
2 Estimated U.S. Liquidity Coverage Ratio (LCR) is compliant with the fully phased-in requirements as of March 31, 2016 based on our current understanding of the U.S. LCR rules.
3 The 2015 Capital Plan covers five fiscal quarters, ending June 30, 2016; and includes $700MM of the common stock repurchases, contingent on the prior issuance of $1B of qualifying preferred stock, and a quarterly common dividend of $0.17 cents per common share. On April 28, 2015, the Company completed a $1B preferred stock offering.

4	Additional information regarding Financial Goals is available in the company’s 2014 Investor Day presentation available at www.bnymellon.com/investorrelations.
5 Represents compound annual growth rates (CAGR).
NOTE: Normalizing environment represents market consensus on rates; Flat environment assumes no rate increase from present. Financial projections are reflected on a non-GAAP basis - excludes merger and integration, restructuring and litigation expenses, and other non-recurring items. Additional disclosure regarding non-GAAP measures is available in the Corporation’s reports filed with the SEC, available at www.bnymellon.com/investorrelations. Actual results may vary materially.
This fact sheet may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including our estimated capital ratios, preliminary business metrics and our strategic priorities, technology, business improvement process, capital plans and financial goals. These statements, which may be expressed in a variety of ways, include the use of future or present tense language. These statements and other forward-looking statements contained in other public disclosures of BNY Mellon, are based upon current beliefs and expectations and are subject to significant risks and uncertainties (some of which are beyond BNY Mellon’s control). Factors that could cause BNY Mellon’s results to differ materially from those described in the forward-looking statements can be found in the risk factors set forth in BNY Mellon’s Annual Report on Form 10-K for the year ended Dec. 31, 2015 and its other filings with the Securities and Exchange Commission. All forward-looking statements in this fact sheet speak only as of April 21, 2016 and BNY Mellon undertakes no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events.
Additional information about BNY Mellon is available in our annual report on Form 10-K, proxy statement, quarterly reports on Form 10-Q and our current reports on Form 8-K filed with the SEC, available at www.sec.gov.

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